KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report

On Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re: Hyundai Auto Receivables Trust 2016-A Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Company, and by other third parties who execute an agreement with KPMG LLP in which such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are collectively referred to herein as the “Specified Parties”) solely to assist the Specified Parties with certain information pertaining to a portfolio of automobile, light-duty truck and minivan retail loan receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means amounts owed by obligors under retail installment sale contracts, secured by new and used automobiles, light-duty trucks and minivans that are financed by those contracts.

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Hyundai Auto Receivables Trust 2016-A Notes

March 10, 2016

•	The phrase “Detailed Receivables List” means an electronic data file, provided to us by the Company, detailing 54,573 of the Company’s Receivables and their related attributes as of the close of business on February 19, 2016. The Company is responsible for the Detailed Receivables List.

•	The phrase “Sample Receivables” means 150 Receivables that we randomly selected from the Detailed Receivables List as instructed by the Company. The listing of the Sample Receivables was provided to the Company.

•	The phrase “Installment Sale Contract” means the original, photocopy, facsimile or scanned image of the legal document or documents, provided to us by the Company, that included information of the installment sale contract or any subsequent modification agreement thereof, such as the Account Number, Original Amount Financed, Contract Date, First Payment Date, Dealer State, Obligor Zip Code, Original Term, Scheduled Monthly Payment Amount, Annual Percentage Rate (“APR”), Vehicle Make, Vehicle Type (New or Used) and Truth-in-Lending Disclosure Statement. We make no representation regarding the execution of the Installment Sale Contract by the Obligor.

•	The phrase “Title Documents” means the Certificate of Title, a copy of the Certificate of Title, information from the Assurant System, an Application for Certificate of Title, Guarantee of Title provided by the dealer, Application for Registration, Dealer’s Report of Sale, Certificate of Lien Release to a Motor Vehicle, Guarantee of Title by Dealer/Seller, Notice of Recorded Lien, State Notice of Security Interest Filing. We make no representation regarding the validity of the evidence of title.

•	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

•	The phrase “Receivable File” means any file containing some or all of the following documents: Installment Sale Contract, Title Documents, Credit Application, Extension Agreement, Notice of Change, DealerTrack Application, Certificate of Origin, and the HCA Credit Decision. The Receivable File, maintained and furnished to us by the Company, was represented to us to be either the original Receivable File or a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s Contract and Credit Application System.

•	The phrase “Contract and Credit Application System” means the Company’s internal web-based system used to maintain the Receivable Files.

•	The phrase “Daybreak System” means the Company’s electronic loan system used to service the Receivables.

•	The phrase “Assurant System” means the Company’s Assurant Title and Lease Automation System used to maintain Title Documents and title information.

Hyundai Auto Receivables Trust 2016-A Notes

March 10, 2016

I.	THE SAMPLE RECEIVABLES

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Receivables. For each Sample Receivable, we performed the procedures listed below using the Receivable File and/or the Daybreak System. The absence of any of the noted documents or the inability to agree the indicated information from the Detailed Receivables List to the Receivable File and/or the Daybreak System for each of the attributes identified constituted an exception.

A.	We obtained the Receivable File by keying the Application Number appearing on the Detailed Receivables List into the Contract and Credit Application System, or from the Company if the Receivables File was not available in the Contract and Credit Application System.

B.	We compared the Account Number as indicated on the Detailed Receivables List to information contained in the Installment Sale Contract.

C.	We compared the Original Amount Financed, APR and Scheduled Monthly Payment Amount appearing on the Detailed Receivables List to information contained in the Installment Sale Contract, Notice of Change (if applicable) and to information contained in the Daybreak System. As instructed by Specified Parties, the Original Amount Financed was deemed to be in agreement if the difference was not greater than $1.00.

D.	We compared the Contract Date appearing on the Detailed Receivables List to information contained in the Installment Sale Contract.

E.	We compared the First Payment Date appearing on the Detailed Receivables List to information contained in the Installment Sale Contract, Extension Agreement (if applicable) and to information contained in the Daybreak System.

F.	We compared the Original Term (number of months) appearing on the Detailed Receivables List to information contained in the Installment Sale Contract and to information contained in the Daybreak System.

G.	We recomputed the Maturity Date based on the First Payment Date (based on procedure E above) and the Original Term (based on procedure F above), adjusted for any payment extensions or due date changes appearing on the Extension Agreement (if any) or the Daybreak System, and compared the result to the Maturity Date appearing on the Detailed Receivables List.

H.	We compared the Dealer State appearing on the Detailed Receivables List to information contained in the Installment Sale Contract.

I.	We compared the Vehicle Make appearing on the Detailed Receivables List to information contained in the Installment Sale Contract.

J.	We compared the Vehicle Model appearing on the Detailed Receivables List to information contained in the Installment Sale Contract.

Hyundai Auto Receivables Trust 2016-A Notes

March 10, 2016

K.	We compared the Vehicle Type (New vs Used) appearing on the Detailed Receivables List to information contained in the Installment Sale Contract and to information contained in the Daybreak System. If the Vehicle Type appearing on the Detailed Receivables List was “New,” we observed that the vehicle was not previously titled or registered as evidenced in the Title Document. We were instructed by the Company to consider the Vehicle Type to be “New” if the Installment Sale Contract indicated “Demo” or “Service Loaner.”

L.	We compared the Obligor’s Zip Code appearing on the Detailed Receivables List to information contained in the Installment Sale Contract and to information contained in the Daybreak System.

M.	We compared the Remaining Principal Balance appearing on the Detailed Receivables List to information contained in the Daybreak System, without giving effect to financial activities subsequent to the Cut-off Date as noted in the Daybreak System.

N.	We compared the FICO Score appearing on the Detailed Receivables List to information contained in the Daybreak System. In the event the FICO Score appearing on the Detailed Receivables List was zero (0), we were instructed by the Company to consider the information to be in agreement if the FICO Score field in the Daybreak System contained a code of 9000 or greater, which the Company informed us indicated a FICO Score was not applicable or available for the Sample Receivable.

O.	We observed the presence of an original, electronic record, or photocopy of a Title Document in the Receivable File and noted the Company’s Name appeared in the security interest section of the Title Document as the Lien Holder. For purposes of this procedure, the Specified Parties informed us that HMFC, Hyundai Motor Finance Co, Hyundai Motor Finance Company, Hyundai Motor Finance, Hyundai Motor Finance #W17, Hyundai Capital America, Hyundai Capital America DBA HMF, Hyundai Capital America DBA Kia Mot, Hyundai Capital America DBA Hyundai Motor Fin, Hyundai Capital America DBA Hyundai Motor Finance, Hyundai Motor Fin, Hyundai Financial, HMF, Hyundai Capital America DBA KMF, HCA DBA Kia Motor Finance, Hyundai Capital America DBA Kia Motors Finance, Kia Motors Finance, Kia Motors Finance Co, Kia Motors Finance Company, KMFC, and KMFC ELT were acceptable names for the Company. We make no representation regarding the validity of the evidence of title or lien holder.

P.	We observed the presence of an original, photocopy, or scanned image of a Truth-in-Lending Disclosure Statement, Credit Application, DealerTrack Application and HCA Credit Decision in the Receivable File. We make no representation regarding the validity of the Truth-in-Lending Disclosure Statement, Credit Application, DealerTrack Application, or HCA Credit Decision.

The information regarding the Sample Receivables was found to be in agreement with the respective information in the Receivable File and/or the Daybreak System, except as noted in Exhibit A. There were no conclusions that resulted from the procedures.

Hyundai Auto Receivables Trust 2016-A Notes

March 10, 2016

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Detailed Receivables List. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the methodologies and information included in the Detailed Receivables List, the Receivable Files or provided by the Company, or instructions provided by the Specified Parties, without verification or evaluation of such methodologies, information or instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable Files, the Detailed Receivables List, or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 10, 2016

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Exhibit A

Exceptions List

Sample Receivable #	Attribute	Per Detailed Receivable List	Per Receivable File Document(s)

52	APR	7.71	7.70

134	APR	8.90	8.99